Income Taxes - Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Deferred tax assets:
Provision of allowance for credit losses	¥ 48,161	$ 7,381	¥ 31,000
Accrued payroll and expenses and others	28,716	4,401	31,816
Net operating loss carryforward	137,799	21,119	126,665
Less: valuation allowance	(127,809)	(19,588)	(115,793)	$ (17,746)	¥ (47,386)	¥ (14,208)
Total deferred tax assets, net	86,867	13,313	73,688
Deferred tax liabilities:
Unrealized holding gain of available-for-sale debt investments*			190,830
Others	1,312	201	1,312
Total deferred tax liabilities	¥ 1,312	$ 201	192,142
Particle
Deferred tax liabilities:
Unrealized holding gain of available-for-sale debt investments*			¥ 190,800